Subsequent Events	9 Months Ended
Sep. 30, 2017
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

Bakken Pipeline/MSLP Acquisition
On September 19, 2017, we entered into a CCAA with subsidiaries of Phillips 66 to acquire an indirect 25 percent interest in each of Dakota Access, LLC and Energy Transfer Crude Oil Company, LLC and a direct 100 percent interest in MSLP.

The assets acquired are described below:

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The Bakken Pipeline includes 1,926 combined pipeline miles which has 520,000 barrels per day (BPD) of crude oil capacity expandable to 570,000 BPD. There are receipt stations in North Dakota to access Bakken and Three Forks production, a delivery and receipt point in Patoka, Illinois, and delivery points in Nederland, Texas, including at the Phillips 66 Beaumont Terminal. The pipeline, which commenced commercial operations on June 1, 2017, is supported by long-term, fee-based contracts.

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MSLP owns a 125,000 BPD capacity vacuum distillation unit and a 70,000 BPD capacity delayed coker unit. MSLP processes residue from heavy sour crude oil into liquid products and fuel-grade petroleum coke at the Phillips 66 Sweeny Refinery in Old Ocean, Texas.

In connection with the closing of the acquisition, MSLP and Phillips 66 entered into an amended and restated tolling services agreement, effective October 1, 2017, with a 15-year term that includes a base throughput fee and a minimum volume commitment from Phillips 66.

The Bakken Pipeline/MSLP Acquisition closed on October 6, 2017. We paid Phillips 66 total consideration of $1.65 billion, consisting of $372 million in cash, the assumption of $588 million of promissory notes payable to Phillips 66 and a $450 million term loan under which Phillips 66 was the obligor, and the issuance of 5,005,778 newly issued units, which were allocated as 4,713,113 common units to P66 PDI and 292,665 general partner units to our General Partner to maintain its 2 percent general partner interest. After the closing of the Bakken Pipeline/MSLP Acquisition, we repaid the $588 million of promissory notes and the $450 million term loan using proceeds from the private placement and debt issuances described below.

Debt and Equity Issuances
Private Placement of Preferred and Common Units. In part to fund the cash portion of the Bakken Pipeline/MSLP Acquisition consideration, on October 6, 2017, we closed on a private placement and issued the following:

•	13,819,791 perpetual convertible preferred units generating gross proceeds of $750 million.

•	6,304,204 common units generating gross proceeds of $300 million.

Together, the units issued in the private placement resulted in net proceeds, after deducting offering and transaction expenses, of approximately $1.03 billion.

We privately placed approximately 13.8 million Series A Perpetual Convertible Preferred Units (Preferred Units) representing limited partner interests for a price of $54.27 per unit. The Preferred Units rank senior to all common units with respect to distributions and rights upon liquidation. The holders of the Preferred Units are entitled to receive cumulative quarterly distributions equal to $0.678375 per unit, commencing for the quarter ended December 31, 2017, with a prorated amount from the date of issuance. Following the third anniversary of the issuance of the Preferred Units, the holders of the Preferred Units will receive as a quarterly distribution the greater of $0.678375 per unit or the amount of per-unit distributions paid to common unitholders as if such Preferred Units had converted into common units immediately prior to the record date.

The holders of the Preferred Units may convert their Preferred Units into common units, on a one-for-one basis, at any time after the second anniversary of the issuance date, in full or in part, subject to minimum conversion amounts and conditions. After the third anniversary of the issuance date, we may convert the Preferred Units into common units at any time, in whole or in part, subject to certain minimum conversion amounts and conditions, if the arithmetic average of the volume-weighted trading price of our common units is greater than $73.2645 per unit for the 20 day trading period immediately preceding the conversion notice date and the average trading volume of the common units is at least 100,000 for the preceding 20 trading days. The conversion rate for the Preferred Units shall be the quotient of (a) the sum of (i) $54.27, plus (ii) any unpaid cash distributions on the applicable Preferred Unit, divided by (b) $54.27. The holders of the Preferred Units are entitled to vote on an as-converted basis with the common unitholders and have certain other class voting rights with respect to any amendment to our partnership agreement that would adversely affect any rights, preferences or privileges of the Preferred Units. In addition, upon certain events involving a change in control, the holders of Preferred Units may elect, among other potential elections, to convert their Preferred Units to common units at the then change of control conversion rate.

Debt Issuances. On October 13, 2017, we closed on a public debt offering and issued $500 million aggregate principal amount of 3.750% Senior Notes due 2028 and an additional $150 million aggregate principal amount of our outstanding 4.680% Senior Notes due 2045. Interest on the Senior Notes due 2028 is payable semiannually in arrears on March 1 and September 1 of each year, commencing on March 1, 2018. The Senior Notes due 2045 are an additional issuance of our existing Senior Notes due 2045, and interest is payable semiannually in arrears on February 15 and August 15 of each year. The proceeds from the public debt offering have been applied to repay the remaining balances on the promissory notes and term loan assumed in the Bakken Pipeline/MSLP Acquisition and also will be used for general partnership purposes, including funding of future acquisitions and organic projects and the repayment of outstanding indebtedness under our revolving credit facility.